Exhibit 99.1

NEWS

MSC INDUSTRIAL REPORTS FISCAL 2021 SECOND QUARTER RESULTS

FISCAL 2021 Q2 HIGHLIGHTS

•	Net sales of $774.0 million, a 1.5% decrease from the prior year quarter
•	Operating income of $28.0 million, or $80.5 million excluding $30.1 million in inventory write-downs, $21.6 million in restructuring costs, and $0.8 million in other charges[1]
•	Operating margin of 3.6%, or 10.4% excluding the adjustments described above[1]
•	Diluted EPS of $0.32; vs. $1.00 in the prior year quarter
•	Adjusted diluted EPS of $1.03 vs. $1.02 in the prior year quarter[1]

MELVILLE, NY and DAVIDSON, NC, APRIL 7, 2021 - MSC INDUSTRIAL DIRECT CO., INC. (NYSE: MSM),  "MSC Industrial" or the "Company", a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services,  today reported financial results for its fiscal 2021 second quarter ended February 27, 2021.

Financial Highlights[2]	FY21 Q2		FY20 Q2		Change	FY21 YTD		FY20 YTD		Change
Net Sales	$774.0		$786.1		-1.5%	$1,545.9		$1,609.7		-4.0%
Income from Operations	$28.0		$77.7		-63.9%	$81.9		$168.0		-51.2%
Operating Margin	3.6%		9.9%			5.3%		10.4%
Net Income attributable to MSC Industrial	$18.1		$55.5		-67.4%	$56.5		$120.9		-53.2%
Diluted EPS	$0.32	[3]	$1.00	[4]	-68.0%	$1.01	[3]	$2.18	[4]	-53.7%

Adjusted Financial Highlights[1,2]	FY21 Q2		FY20 Q2		Change	FY21 YTD		FY20 YTD		Change
Unadjusted Net Sales	$774.0		$786.1		-1.5%	$1,545.9		$1,609.7		-4.0%
Adjusted Income from Operations	$80.5		$79.6		1.1%	$165.4		$172.5		-4.1%
Adjusted Operating Margin	10.4%		10.1%			10.7%		10.7%
Adjusted Net Income attributable to MSC Industrial	$57.6		$57.0		1.1%	$119.4		$124.3		-4.0%
Adjusted Diluted EPS	$1.03	[3]	$1.02	[4]	1.0%	$2.13	[3]	$2.24	[4]	-4.9%

1 Represents a non-GAAP financial measure. An explanation and a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure are presented in schedules accompanying this press release.

2 In millions except percentages and per share data or as otherwise noted.

3 Based on 56.1 million and 56.0 million diluted shares outstanding for FY21 Q2 and FY21 YTD respectively.

4 Based on 55.6 million and 55.5 million diluted shares outstanding for FY20 Q2 and FY20 YTD respectively.

Erik Gershwind, President and Chief Executive Officer, said, “Our fiscal second quarter reflected solid execution in a choppy, but improving environment. Improvement in sales levels of our non-safety and non-janitorial product lines continued through the quarter and turned positive in March. Sales of our safety and janitorial products grew in the mid-teens. Execution of our Mission Critical initiatives was solid, and I am pleased with the progress that we are making with our share capture programs.”

Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, added, “Average daily sales were $12.7 million for the quarter and our gross margin was 38.1%, a decline of 400 basis points versus the prior year due primarily to a roughly $30 million PPE write-down recorded during the quarter. Excluding this write-down, our adjusted gross margin was 42.0 percent, roughly flat sequentially and versus the prior year. Operating expenses as a percentage of sales was 31.7%, a 30 basis point improvement from the prior year period. During the quarter, our Mission Critical program delivered $9 million of gross cost out bringing our cumulative savings for fiscal 2021 to $17 million against our goal of $25 million by the end of this year. We also invested roughly $5 million in our fiscal second quarter growth programs. We are ahead of plan on savings, and our investment program is also progressing very well. In fact, the results are such that we anticipate making some additional growth investments to capture more of the opportunities that we are seeing. On balance, this means that our net savings target for Mission Critical remains roughly the same or slightly larger for the full year. Our goal remains $90 million to $100 million of gross cost savings through fiscal 2023 versus fiscal 2019, and we are currently tracking to the high

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

end of that range. Our adjusted operating margin, excluding the write-down of PPE inventory and restructuring and other related costs, was up 30 basis points from the prior year due to our Mission Critical progress.”

Gershwind concluded, “The improving environment and continued execution of our growth and cost take-out programs are combining to position us well. We are now emerging as a stronger company and are poised to reaccelerate growth. We have strengthened our value proposition, with more to come, and further strengthened and extended our leadership position in our core business of Metalworking. We are well on-track to achieve our goals of growing 400 basis points above the Industrial Production Index and returning ROIC back to the high teens by the end of fiscal 2023.”

Conference Call Information

MSC Industrial will host a conference call today at 8:30 a.m. EDT to review the Company’s fiscal 2021 second quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until April 14, 2021.

The Company’s reporting date for fiscal 2021 third quarter results is scheduled for July 7, 2021.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Direct Co., Inc. MSC Industrial Direct Co., Inc. (NYSE: MSM) is a leading North American distributor of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 1.9 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,200 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements

Statements in this press release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about the future impact of COVID-19 on our business operations, results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth, profitability and return on invested capital, are forward-looking statements. The words “will,”, “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends,” and similar expressions are intended to identify forward looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this press release does not constitute an admission by MSC Industrial or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include the following, many of which are and will be amplified by the COVID-19 pandemic: the effects of the COVID-19 pandemic, including any future resurgences, on our business operations, results of operations and financial condition; general economic conditions in the markets in which we operate; changing customer and product mixes; competition, including the adoption by competitors of aggressive pricing strategies and sales methods; industry consolidation and other changes in the industrial distribution sector; our ability to realize the expected benefits from our investment and strategic plans, including our transition from a spot-buy supplier to a mission-critical partner; our ability to realize the expected cost savings and benefits from our restructuring activities and structural cost reductions; retention of key personnel and qualified sales and customer service personnel and metalworking specialists; volatility in commodity and energy prices; the outcome of government or regulatory proceedings or future litigation; credit risk of our customers; risk of customer cancellation or rescheduling of orders; difficulties in calibrating customer demand for our products, in particular personal protective equipment or “PPE” products, which could cause an inability to sell excess products ordered from manufacturers resulting in inventory write-downs or could conversely cause inventory shortages of such products; work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers; disruptions or breaches of our information systems, or violations of data privacy laws; risk of loss of key suppliers, key brands or supply chain disruptions; changes to trade policies, including the impact from significant restrictions or tariffs; risks associated with opening or expanding our customer fulfillment centers; litigation risk due to the nature of our business; risks associated with the integration of acquired businesses or other strategic transactions; financial restrictions on outstanding borrowings; our ability to maintain our credit facilities; interest rate uncertainty due to LIBOR reform; failure to comply with applicable environmental, health and safety laws and regulations; ability to estimate the cost of healthcare claims incurred under our self-insurance plan;

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

and goodwill and intangible assets recorded as a result of our acquisitions could be impaired. Additional information concerning these and other risks described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual and quarterly reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the U.S. Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	February 27,	August 29,
	2021	2020
ASSETS	(unaudited)
Current Assets:
Cash and cash equivalents	$20,242	$125,211
Accounts receivable, net of allowance for credit losses	527,233	491,743
Inventories	532,536	543,106
Prepaid expenses and other current assets	105,342	77,710
Total current assets	1,185,353	1,237,770
Property, plant and equipment, net	293,342	301,979
Goodwill	678,406	677,579
Identifiable intangibles, net	99,756	104,873
Operating lease assets	41,758	56,173
Other assets	3,626	4,056
Total assets	$2,302,241	$2,382,430

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Current portion of debt including obligations under finance leases	$222,680	$122,248
Current portion of operating lease liabilities	19,956	21,815
Accounts payable	170,487	125,775
Accrued expenses and other current liabilities	140,091	138,895
Total current liabilities	553,214	408,733
Long-term debt including obligations under finance leases	461,685	497,018
Noncurrent operating lease liabilities	37,640	34,379
Deferred income taxes and tax uncertainties	121,721	121,727
Other noncurrent liabilities	9,444	—
Total liabilities	1,183,704	1,061,857
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A Common Stock	48	47
Class B Common Stock	9	10
Additional paid-in capital	712,750	690,739
Retained earnings	523,757	749,515
Accumulated other comprehensive loss	(18,806)	(21,418)
Class A treasury stock, at cost	(105,645)	(103,948)
Total MSC Industrial shareholders’ equity	1,112,113	1,314,945
Noncontrolling interest	$6,424	$5,628
Total shareholders’ equity	1,118,537	1,320,573
Total liabilities and shareholders’ equity	$2,302,241	$2,382,430

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 27,	February 29,	February 27,	February 29,
	2021	2020	2021	2020
Net sales	$773,995	$786,094	$1,545,899	$1,609,695
Cost of goods sold	479,244	455,042	927,830	931,447
Gross profit	294,751	331,052	618,069	678,248
Operating expenses	245,115	251,441	483,820	505,768
Impairment loss	-	-	26,726	-
Restructuring costs	21,615	1,941	25,594	4,512
Income from operations	28,021	77,670	81,929	167,968
Other income (expense):
Interest expense	(3,580)	(3,495)	(6,936)	(6,666)
Interest income	16	68	37	78
Other income (expense), net	(58)	(70)	593	51
Total other expense	(3,622)	(3,497)	(6,306)	(6,537)
Income before provision for income taxes	24,399	74,173	75,623	161,431
Provision for income taxes	6,051	18,617	18,498	40,423
Net income	18,348	55,556	57,125	121,008
Less: Net income attributable to noncontrolling interest	263	56	586	90
Net income attributable to MSC Industrial	$18,085	$55,500	$56,539	$120,918
Per share data attributable to MSC Industrial:
Net income per common share:
Basic	$0.32	$1.00	$1.01	$2.18
Diluted	$0.32	$1.00	$1.01	$2.18
Weighted-average shares used in computing net income per common share:
Basic	55,838	55,467	55,749	55,371
Diluted	56,133	55,587	56,019	55,545

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Thirteen Weeks Ended		Twenty-Six Weeks Ended
	February 27,	February 29,	February 27,	February 29,
	2021	2020	2021	2020
Net income, as reported	$18,348	$55,556	$57,125	$121,008
Other comprehensive income, net of tax:
Foreign currency translation adjustments	626	(788)	2,822	818
Comprehensive income	18,974	54,768	59,947	121,826
Comprehensive income attributable to noncontrolling interest:
Net income	(263)	(56)	(586)	(90)
Foreign currency translation adjustments	251	45	(210)	(95)
Comprehensive income attributable to MSC Industrial	$18,962	$54,757	$59,151	$121,641

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Twenty-Six Weeks Ended
	February 27,	February 29,
	2021	2020
Cash Flows from Operating Activities:
Net income	$57,125	$121,008
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	34,571	34,313
Non-cash operating lease cost	7,537	11,061
Stock-based compensation	8,994	8,178
Loss on disposal of property, plant and equipment	345	227
Inventory write-down	30,091	—
Operating lease and fixed asset impairment due to restructuring	18,097	—
Provision for credit losses	4,280	4,704
Changes in operating assets and liabilities:
Accounts receivable	(39,421)	(2,105)
Inventories	(18,647)	3,449
Prepaid expenses and other current assets	(27,214)	(7,953)
Operating lease liabilities	(9,074)	(10,931)
Other assets	494	1,375
Accounts payable and accrued liabilities	51,756	(7,511)
Total adjustments	61,809	34,807
Net cash provided by operating activities	118,934	155,815
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(19,954)	(25,737)
Cash used in business acquisitions, net of cash acquired	—	(2,286)
Net cash used in investing activities	(19,954)	(28,023)
Cash Flows from Financing Activities:
Repurchases of common stock	(3,519)	(3,208)
Payments of regular cash dividends	(83,685)	(83,181)
Payments of special cash dividends	(195,351)	(277,634)
Proceeds from sale of Class A Common Stock in connection with associate stock purchase plan	2,040	2,202
Proceeds from exercise of Class A Common Stock options	10,834	13,390
Borrowings under credit facilities	415,000	389,600
Borrowings under financing obligations	1,269	—
Payments under credit facilities	(350,000)	(156,000)
Contributions from non-controlling interest	—	105
Other, net	(1,392)	(696)
Net cash used in financing activities	(204,804)	(115,422)
Effect of foreign exchange rate changes on cash and cash equivalents	855	211
Net increase (decrease) in cash and cash equivalents	(104,969)	12,581
Cash and cash equivalents – beginning of period	125,211	32,286
Cash and cash equivalents – end of period	$20,242	$44,867
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$41,265	$37,286
Cash paid for interest	$6,606	$5,636

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

Non-GAAP Financial Measures

•	Results Excluding Impairment Loss, Restructuring Costs, Inventory Write-downs, and Other Charges

To supplement MSC Industrial’s unaudited selected financial data presented consistent with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP operating expenses, non-GAAP income from operations, non-GAAP operating margin, non-GAAP provision for income taxes, non-GAAP net income and non-GAAP diluted earnings per share, that exclude impairment losses, restructuring costs, inventory write-downs related to certain PPE inventory, and other related costs and tax effects.

These non-GAAP financial measures are not presented in accordance with GAAP or an alternative for GAAP financial measures and may be different from similar non-GAAP financial measures used by other companies. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP financial measures and should only be used to evaluate MSC Industrial’s results of operations in conjunction with the corresponding GAAP financial measures.

In calculating non-GAAP financial measures, we exclude impairment losses, restructuring costs, inventory write-downs related to certain PPE inventory, and other related costs and tax effects.  Management makes these adjustments to facilitate a review of the Company’s operating performance on a comparable basis between periods, for comparison with forecasts and strategic plans, for identifying and analyzing trends in the Company’s underlying business and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results from the perspective of management in addition to seeing results presented in accordance with GAAP for the same reasons and purposes for which management uses such non-GAAP financial measures.

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen Weeks Ended February 27, 2021
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability			Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring Costs	Legal Costs-impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$773,995	$-	$-	$-	$773,995

Cost of Goods Sold	479,244	30,091	-	-	449,153

Gross Profit	294,751	(30,091)	-	-	324,842
Gross Margin	38.1%	-3.9%	-	-	42.0%

Operating Expenses	245,115	-	-	727	244,388
Operating Exp as % of Sales	31.7%	-	-	0.1%	31.6%

Restructuring Costs	21,615	-	21,615	-	-

Income from Operations	28,021	(30,091)	(21,615)	(727)	80,454
Operating Margin	3.6%	-3.9%	-2.8%	-0.1%	10.4%

Total Other Expense	(3,622)	-	-	-	(3,622)

Income before provision for income taxes	24,399	(30,091)	(21,615)	(727)	76,832

Provision for income taxes	6,051	(7,432)	(5,339)	(180)	19,002
Net income	18,348	(22,659)	(16,276)	(547)	57,830
Net income attributable to noncontrolling interest	263	-	-	-	263
Net income attributable to MSC Industrial	$18,085	$(22,659)	$(16,276)	$(547)	$57,567

Net income per common share:
Diluted	$0.32	$(0.40)	$(0.29)	$(0.01)	$1.03

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Financial Information
Twenty-Six Weeks Ended February 27, 2021
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure	Items Affecting Comparability				Non-GAAP Financial Measure
	Total MSC Industrial	Inventory Write-down	Restructuring Costs	Impairment Loss	Legal Costs - impairment of prepaid for PPE	Adjusted Total MSC Industrial
Net Sales	$1,545,899	$-	$-	$-	$-	$1,545,899

Cost of Goods Sold	927,830	30,091	-	-	-	897,739

Gross Profit	618,069	(30,091)	-	-	-	648,160
Gross Margin	40.0%	-1.9%	-	-	-	41.9%

Operating Expenses	483,820	-	-	-	1,020	482,800
Operating Exp as % of Sales	31.3%	-	-	-	0.1%	31.2%

Impairment Loss	26,726	-	-	26,726	-	-

Restructuring Costs	25,594	-	25,594	-	-	-

Income from Operations	81,929	(30,091)	(25,594)	(26,726)	(1,020)	165,360
Operating Margin	5.3%	-1.9%	-1.7%	-1.7%	-0.1%	10.7%

Total Other Expense	(6,306)	-	-	-	-	(6,306)

Income before provision for income taxes	75,623	(30,091)	(25,594)	(26,726)	(1,020)	159,054

Provision for income taxes	18,498	(7,432)	(6,322)	(6,601)	(252)	39,105
Net income	57,125	(22,659)	(19,272)	(20,125)	(768)	119,949
Net income attributable to noncontrolling interest	586	-	-	-	-	586
Net income attributable to MSC Industrial	$56,539	$(22,659)	$(19,272)	$(20,125)	$(768)	$119,363

Net income per common share:
Diluted	$1.01	$(0.40)	$(0.34)	$(0.36)	$(0.01)	$2.13

MSC INDUSTRIAL DIRECT CO., INC. REPORTS FISCAL 2021 SECOND QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Financial Information
Thirteen and Twenty-Six Weeks Ended February 29, 2020
(dollars in thousands, except percentages and per share data)

	GAAP Financial Measure		Items Affecting Comparability [1]		Non-GAAP Financial Measure
	Total MSC Industrial		Restructuring Costs		MSC Industrial excluding Restructuring Costs
	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended	Thirteen Weeks Ended	Twenty-Six Weeks Ended
	February 29, 2020		February 29, 2020		February 29, 2020
Net Sales	$786,094	$1,609,695	$-	$-	$786,094	$1,609,695

Cost of Goods Sold	455,042	931,447	-	-	455,042	931,447

Gross Profit	331,052	678,248	-	-	331,052	678,248
Gross Margin	42.1%	42.1%	-	-	42.1%	42.1%

Operating Expenses	251,441	505,768			251,441	505,768
Operating Exp as % of Sales	32.0%	31.4%	-	-	32.0%	31.4%

Restructuring Costs	1,941	4,512	1,941	4,512	-	-

Income from Operations	77,670	167,968	(1,941)	(4,512)	79,611	172,480
Operating Margin	9.9%	10.4%	-0.2%	-0.3%	10.1%	10.7%

Total Other Expense	(3,497)	(6,537)	-	-	(3,497)	(6,537)

Income before provision for income taxes	74,173	161,431	(1,941)	(4,512)	76,114	165,943

Provision for income taxes	18,617	40,423	(487)	(1,128)	19,104	41,551
Net income	55,556	121,008	(1,454)	(3,384)	57,010	124,392
Net income attributable to noncontrolling interest	56	90	-	-	56	90
Net income attributable to MSC Industrial	$55,500	$120,918	$(1,454)	$(3,384)	$56,954	$124,302

Net income per common share:
Diluted	$1.00	$2.18	$(0.03)	$(0.06)	$1.02	$2.24

1Prior period adjustments include only restructuring costs. Items of note excluded from the current period results, including inventory write-downs, an impairment loss and associated legal costs, did not occur in the prior year periods.